T-Mobile US Q2 2014 Earnings

Disclaimer This presentation contains “forward-looking” statements within the meaning of the U.S. federal securities laws. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.'s plans, outlook, beliefs, opinions, projections, guidance, strategy, integration of MetroPCS, expected network modernization and other advancements, are forward-looking statements. Generally, forward-looking statements may be identified by words such as "anticipate," "expect," "suggests," "plan," “project,” "believe," "intend," "estimates," "targets," "views," "may," "will," "forecast," and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; significant capital commitments and the capital expenditures required to effect our business plan; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers' changing demands; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2014. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. As required by SEC rules, we have provided a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures in materials on our website at http://investor.t- mobile.com. 2

Agenda Financial Results Operating Highlights and Key Initiatives Q&A Braxton Carter, CFO John Legere, President and CEO 3 TMUS Management Team

Operating Highlights and Key Initiatives John Legere President and CEO 4

We expect our positive momentum to continue into the second half of 2014  Increased guidance range for branded postpaid net adds to 3.0 – 3.5 million  No change to Adjusted EBITDA guidance – projecting strong YoY growth in 2014 Key Messages 5 Fastest Growing Wireless Company in America  Industry-leading total and service revenue growth  Industry-leading branded postpaid phone and branded prepaid net adds 1 With the Fastest Nationwide 4G LTE Network  Cover 233 million Americans in 325 metro areas  Aggressively rolling out Wideband LTE and already starting 700 MHz A-Block rollout 4 2 And the Best Customer Service Nationwide  T-Mobile and MetroPCS ranked highest in J.D. Power Wireless Customer Care  T-Mobile: first time since February 2011 – MetroPCS: fourth time in a row 3 Note: All figures for 2Q13 are pro forma combined results.

Churn Results Continued at Record Lows  Branded postpaid phone churn at 1.5%, flat QoQ and YoY Industry-Best Branded Prepaid Performance  102K branded prepaid net adds in seasonally slower second quarter – significant improvement from (87K) in 2Q 2013  Ongoing prepaid to postpaid migrations of ~85K Over 900K Branded Postpaid Net Adds  Incl. 579K phone net adds and record 329K mobile broadband net adds (mostly tablets)  Impressive branded postpaid growth in seasonally slow quarter 2Q13 3Q13 4Q13 1Q14 2Q14 6 688 648 869 1,323 908 Branded Postpaid Nets in thousands 1.5% 1.7% 1.6% 1.5% 1.5% Branded Postpaid Phone Churn in % 24 112 102 Branded Prepaid Nets in thousands YoY change 2Q13 3Q13 4Q13 1Q14 2Q14 220K 2Q13 3Q13 4Q13 1Q14 2Q14 189K 0 bps (87) Note: All figures for 2Q13 are pro forma combined results. 465 Led the Industry in Postpaid Phone Net Adds

1.5 million Total Net Adds in Q2  5th consecutive quarter of over 1 million total net adds  6th consecutive quarter of positive customer momentum – value proposition continues to resonate 452 351 664 603 460 Over 1 Million Total Branded Net Adds  Un-carrier strategy driving continued success in branded postpaid and prepaid  Q1 2014 significantly benefited from Un- Carrier 4.0 (ETF) and seasonality of prepaid growth 2Q13 3Q13 4Q13 1Q14 2Q14 Strong Customer Momentum Across the Board 7 601 672 981 1,788 1,010 Total Branded Nets in thousands Wholesale Nets in thousands 1,053 1,023 1,645 Total Nets in thousands YoY change 2Q13 3Q13 4Q13 1Q14 2Q14 409K 2Q13 3Q13 4Q13 1Q14 2Q14 417K Solid Performance in Wholesale  225K M2M net adds, up 69% YoY  235K MVNO net adds, down 26% YoY 2,391 8K 1,470 Note: All figures for 2Q13 are pro forma combined results.

1) Based on download speeds. 2) Based on T-Mobile’s analysis of crowd-sourced 4G LTE download speeds. 700 MHz A-Block Transaction Lays Groundwork for Further Network Improvement  158M POPs covered including 9 of Top 10 and 21 of Top 30 metro areas  First 700MHz sites on air and first handsets being tested  Already cleared encumbered A-Block metro areas in 5 markets covering more than 13M POPs on top of many markets already free and clear today Continued Expansion of 4G LTE  233M+ 4G LTE POPs in 325 metro areas  First 4G LTE 1900MHz sites on air  First to launch VoLTE – nationwide as of today Fastest Nationwide 4G LTE Network in the US 8 4G LTE Speeds2 – Q2 2014 4G LTE Covered POPs (M) 2013 2Q14 2014 250+ Fastest Nationwide 4G LTE Network in the US1  Continued speed leadership throughout Q2  10+10MHz 4G LTE in 43 of Top 50 metro areas  Wideband LTE live in 17 markets – 26 by year-end 233 19.3 16.8 13.8 9.7 0 2 4 6 8 10 12 14 16 18 20 T-Mobile Verizon AT&T Sprint 209

 CDMA network portion of the MetroPCS markets in Boston, Hartford, and Las Vegas shut down in early July – 2.5 years ahead of initial plan  Shutdown of CDMA network portion in Philadelphia expected in Q3 with potential for early shutdowns in several additional markets by YE  One-time shutdown costs of $250 to $300 million expected in 2014  We expect to provide further updates on our progress when we report year-end results  MetroPCS customers with TMUS handsets: 67% at end of Q2 2014  Approximately 60% of MetroPCS spectrum re-farmed and integrated into the T-Mobile network at end of Q2 2014  30 new expansion markets with over 3,100 distribution points at end of Q2 2014 – approaching 10,000 total distribution points MetroPCS Integration Continues Ahead of Plan 9 Spectrum & Market Expansion Synergies & One-Time Costs

Financial Results 10 Braxton Carter CFO

Led the Industry in Revenue Growth

Total Revenues
in millions


$6,651
$6,688
$6,827
$6,875
$7,185
2Q13
3Q13
4Q13
1Q14
2Q14

YoY % change


8.0%

Service Revenues
in millions


$5,122
$5,138
$5,169
$5,337
$5,484
2Q13
3Q13
4Q13
1Q14
2Q14


7.1%

Adjusted EBITDA
in millions


$1,265
$1,344
$1,239
$1,088
$1,451
2Q13
3Q13
4Q13
1Q14
2Q14


14.7%

Total Revenue Growth of 8.0% YoY

- 4.5% QoQ growth in Total Revenue
- $1.342 billion of equipment sales financed on EIP vs. $1.249 billion in 1Q14 and $811 million in 2Q13

Continued Growth in Service Revenues

- Fifth consecutive quarter of sequential growth in Service Revenue
- 7.1% YoY growth in Service Revenue
- 2.8% QoQ growth in Service Revenue
- Significant customer growth offsetting adoption of lower ARPU Simple Choice plans

YoY and QoQ Growth in Adjusted EBITDA

- YoY growth of 14.7% and QoQ growth of 33.4%
- Strong smartphone sales of 6.2 million units
- Branded postpaid upgrade rate of 8%; up from 7% in 1Q14 and down from 10% in 2Q13

11

Note: All figures for 2Q13 are pro forma combined results.

T · ·Mobile·

Customer Quality Continues to Improve  EIP receivables: 53% Prime  Prime mix among branded postpaid gross adds improved 9pp YoY Continued Growth in Average Billings Per User (ABPU) 12 $54.04 $52.62 $51.13 $50.48 $49.32 Branded Postpaid Phone ARPU $ per month YoY % change 2Q13 3Q13 4Q13 1Q14 2Q14 10% 8.7% $35.97 $35.71 $35.84 $36.09 $37.16 Branded Prepaid ARPU $ per month 2Q13 3Q13 4Q13 1Q14 2Q14 3.3% Branded Prepaid ARPU up YoY and QoQ  Growth of 3.3% YoY and 3.0% QoQ  Reflects growth in MetroPCS customer base $58.72 $59.08 $58.78 $59.54 59.79 Branded Postpaid ABPU $ per month 2Q13 3Q13 4Q13 1Q14 2Q14 EIP ARPU Decline Impacted by Two Non- Recurring Factors  Branded postpaid phone ARPU impacted by two non-recurring factors: reduction in regulatory surcharges and adjustment for expected refunds on premium SMS charges  Underlying branded postpaid phone ARPU at $49.93, down 1.1% or $0.55 Branded Postpaid ABPU up 1.8% YoY and 0.4% QoQ Service 1.8% Note: All figures for 2Q13 are pro forma combined results.

Ongoing Investment in Network Modernization  FY14 cash capex guidance of $4.3 to $4.6 billion  Fastest 4G LTE network covering 233M+ POPs in 325 metro areas $518 $575 $679 $540 $497 2Q13 3Q13 4Q13 1Q14 2Q14 Balance Sheet Provides Significant Flexibility 13 QoQ Change in Total Net EIP Receivables in millions $1,111 $1,017 $882 $947 $940 Cash Capex in millions 2Q13 3Q13 4Q13 1Q14 2Q14 $2,362 $2,365 $5,891 $5,471 $3,080 Ending Cash in millions 2Q13 3Q13 4Q13 1Q14 2Q14 Smaller Increase in EIP Receivables  Total net EIP receivables of $3.583 billion in 2Q14 compared to $3.086 billion in 1Q14 and $1.292 billion in 2Q13 Cash Position Provides for Strong Liquidity  $3.1 billion ending cash position – decrease due to Verizon A-Block transaction ($2.4 billion)  $17.2 billion net debt excluding towers  3.4x net leverage LTM Adjusted EBITDA Note: All figures, except ending cash, for Q2 2013 are pro forma combined results. Ending cash amounts are TMUS reported results, not pro forma combined.

Updated Guidance for 2014 14 2014 Guidance Outlook Adjusted EBITDA (in billions) Cash Capex (in billions) Branded Postpaid Net Adds (in millions) $5.7 – $6.0 $4.3 – $4.6 2.0 – 3.0 Penetration of Simple Choice Plans in Branded Postpaid Base 85% – 90% Original Q1 2014 Unchanged Unchanged 3.0 – 3.5 Unchanged Q2 2014 2.8 – 3.3 $5.6 – $5.8 Unchanged Unchanged

We expect our positive momentum to continue into the second half of 2014  Increased guidance range for branded postpaid net adds to 3.0 – 3.5 million  No change to Adjusted EBITDA guidance – projecting strong YoY growth in 2014 Key Messages 15 Fastest Growing Wireless Company in America  Industry-leading total and service revenue growth  Industry-leading branded postpaid phone and branded prepaid net adds 1 With the Fastest Nationwide 4G LTE Network  Cover 233 million Americans in 325 metro areas  Aggressively rolling out Wideband LTE and already starting 700 MHz A-Block rollout 4 2 And the Best Customer Service Nationwide  T-Mobile and MetroPCS ranked highest in J.D. Power Wireless Customer Care  T-Mobile: first time since February 2011 – MetroPCS: fourth time in a row 3 Note: All figures for 2Q13 are pro forma combined results.

T-Mobile US Q2 2014 Earnings